UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2025 (March 21, 2025)

MARVION INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53612	26-2723015
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1401, 14/F, Phase 1, Austin Tower,
22-26 Austin Avenue,
Kowloon, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +852 2111 4437

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common	MVNC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

Termination of Olyainka Oyebola & Co. and Engagement of Victor Mokuolu, CPA PLLC

On March 21, 2025, the Board of Directors of Marvion Inc., a Nevada corporation (“we” or “us”), accepted the resignation of Olayinka Oyebola & Co. (“OO”) as our independent registered public accountant, effective immediately. Except as noted in the paragraph immediately below, the reports of OO on the Company’s consolidated financial statements for the years ended December 31, 2023 and 2022, did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of OO on the Company’s consolidated financial statements as of and for the year ended December 31, 2023, contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company suffered from an suffered an accumulated deficit of $51,840,444 and net loss of $51,840,444, which raised substantial doubt about its ability to continue as a going concern.

During the years ended December 31, 2023 and 2022, the Company has not had any disagreements with OO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to OO’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.

During the years ended December 31, 2023 and 2022, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that OO furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.2.

Concurrently therewith, we retained the firm of Victor Mokuolu, CPA PLLC (“VM”), to audit our consolidated financial statements for our fiscal year ending December 31, 2024.

During the fiscal years ended December 31, 2023 and 2022, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted VM regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and VM did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with OO on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of OO, would have caused OO to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Number	Exhibit

16.1	Consent of OO*
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marvion Inc.
Dated: March 24, 2025

	By:	/s/ CHAN Sze Yu
CHAN Sze Yu
Chief Executive Officer

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